Exhibit 99.1

Arax Holdings Corp.

ARAX Holdings Corp. Positioned to Lead Blockchain Revolution Under Pro-Tech Policies

Press Release: ARAX Holdings Corp. Positioned to Lead Blockchain Revolution Under Pro-Tech Policies

Key Highlights:

●	The Trump Administration’s pro-technology policies provide a favorable regulatory environment for blockchain innovation.
●	ARAX Holdings Corp. is set to unveil its highly anticipated 2025 product lineup, positioning itself as a leader in blockchain-based digital transformation.
●	The company will showcase groundbreaking solutions across finance, connectivity, and enterprise blockchain ecosystems, with a strong focus on business intelligence and data-driven decision-making.

ARAX’s Blockchain Solutions:

  DeFi Platform – Revolutionizing Enterprise Finance
○	A transparent, cost-effective, and regulatory-compliant platform for financial management and a safe investment platform for investors.
○	Key features include automated financial processes, lower transaction costs, and seamless liquidity access or collective processes administered in DAO platforms.
○	Real-world applications:
■	Trade Finance Solutions: Secure and transparent financial aggregation for logistics and commodities.
■	Investment Management: Smart contract-driven solutions for optimized returns and compliance.
  Lunaº Mesh – Secure, Decentralized Connectivity
○	A next-generation decentralized physical infrastructure network (DePIN) offering secure, uninterrupted peer-to-peer communication.
○	Designed to provide adaptive, resilient connectivity in remote and urban areas.
○	Ongoing projects ready to release:
■	South Africa Rural Connectivity: Combating cable theft and ATM security challenges while enabling digital inclusion and business intelligence analytics.
■	Corporate Infrastructure: Specific collaboration with mining industries in Southern Africa with B2B2C communication solutions empowering local surrounding communities with connectivity and inclusion into an active decentralized economy. This is achieved while enhancing the mine’s operational communication and connectivity infrastructure.
■	Emergency Response Networks: Providing secure communications for first responders and industrial operations.
  Blockchain as a Platform (BaaP) Ecosystem – Enterprise Blockchain Solutions
○	Regulated and compliant lead aggrigation infrastructure and management platform specifically for corporate leads, financial institutions, marketing and media platforms.

○	A powerful blockchain ecosystem integrating AI, digital identity, and business intelligence to transform data into strategic assets.
○	Features include asset tokenization, supply chain visibility, and secure decentralized networks.
○	Service models:
■	SaaS (Software as a Service): Offering cybersecurity, banking, and business intelligence tools for enterprises.
■	BaaS (Blockchain as a Service): Empowering businesses to build customized blockchain applications.
○	Increased Potential Under a Pro-Regulated Environment:
■	With the Trump Administration's commitment to fostering blockchain-friendly policies, ARAX's BaaP ecosystem stands to thrive in a regulated landscape that encourages blockchain-based software, digital asset management, and decentralized finance (DeFi).
■	This favorable environment enhances opportunities for AI-driven analytics, real-world asset (RWA) tokenization, and compliant financial solutions, enabling enterprises to adopt blockchain with greater confidence and security.
○	Upcoming 2025 Use Cases:
■	Digital Product Passports: Ensuring product authenticity and traceability in the logistics and global supply chain industires aligned with EURO 7 regulations.
■	Blockchain-Based Food Traceability: Enhancing sustainability and compliance tracking in agriculture specifically in the honey and citrus washing industries.
■	CorePass-Integrated Asset & Digital Attribute Management:
1.	Streamlining investment aggregation with secure, digital credentials, verified assets, accredited investors and other profile management opertunities.
2.	Data and Transaction Settelement of digital assets and attributes applicable in multiple industries with a current specific focus on offset of carbon credits.
○	ARAX will release more detailed information on each use case in the coming weeks, demonstrating its commitment to real-world impact.

Strategic Impact Across Industries:

●	Supply Chain & Sustainability: Leveraging blockchain and AI to enhance traceability and meet ESG goals.
●	Trade Finance: Unlocking liquidity through tokenized assets and automated settlements.
●	Rural Connectivity & Smart Cities: Empowering urban infrastructure with IoT-driven blockchain solutions.
●	Secure Communications: Delivering decentralized networks for critical operations.

●	Decentralized Identity Connected to Digital Asset & Attribute Management: Providing secure, self-sovereign identity and private corporate DAO solutions integrated with Arax BaaP, Core Blockchain, Core Enterprise Network, Lunaº Mesh and CorePass.

Future Outlook:

●	ARAX remains committed to scaling its blockchain ecosystem and delivering solutions aligned with evolving market demands.
●	With a strong focus on business intelligence, compliance, and operational efficiency, ARAX is set to empower enterprises with transparent and secure blockchain solutions.

About ARAX Holdings Corp:
ARAX Holdings Corp is a pioneering force in blockchain technology, offering a suite of decentralized solutions designed to enhance connectivity, security, and operational efficiency. With a focus on AI integration, digital identity frameworks, and enterprise-grade blockchain ecosystems, ARAX is redefining the future of business intelligence and asset management.

Media Contact:
[Insert Contact Information]

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report may be construed as "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). All statements that are not historical facts are “forward-looking statements.” The words "estimate," "project," "intends," "expects," "anticipates," "believes" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. Investors should consider this cautionary statement and furthermore, no assurance can be made that the transaction described in this Report will be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Investor@arax.cc
Arax Holdings Corp
+1 850-254-1161
email us here
Visit us on social media:
Twitter
LinkedIn